Exhibit 99.1

Consumer Portfolio Services, Inc. Nasdaq: CPSS Investor Presentation As of June 30, 2022

» Consumer finance company focused on sub - prime auto market » Established in 1991. IPO in 1992 » Through June 30, 2022, approximately $19.1 billion in contracts originated » Approximately 799 employees as of June 30, 2022 » $958.1 million contract originations in six months ended June 2022; $1.1 billion contract originations in 2021; » $2.6 billion outstanding managed portfolio as of June 30, 2022 » Headquarters in Las Vegas, Nevada. Branches in California, Nevada, Illinois, Virginia and Florida

$0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Pretax Income ($ in mm ) $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 New Contract Purchases ($ in mm) $1,000 $1,500 $2,000 $2,500 Total Managed Portfolio ($ in mm) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Pre - Tax Return on Managed Assets (1) (1) Pre - tax income as a percentage of average managed portfolio for the period.

CPS Systems Proprietary Applications Credit Scoring and Decisioning Verifications and Funding Servicing and Collections System Customer Contact –  Workflow Management Receivables Accounting System Credit Application Servicing Activities –  Five Branch Locations Decline or Approval / Pricing Credit Bureaus Funding Package Originations System Automobile Dealership Auto Consumers Shop -- Negotiate -- Apply for Credit

(1) As a percentage of the average managed portfolio. Percentages may not add due to rounding. June 30, 2022 June 30, 2021 December 31, 2021 December 31, 2020 Interest Income 12.3% 12.4% 12.4% 12.7% Mark to Fin. Recs. at FV 0.8% -- (0.2%) (1.3%) Servicing and Other Income 0.3% 0.3% 0.3% 0.2% Interest Expense (3.0%) (3.6%) (3.5%) (4.4%) Net Interest Margin 10.2% 9.0% 9.0% 7.3% Provision for Credit Losses 1.3% -- 0.7% (0.6%) Core Operating Expenses (6.0%) (6.4%) (6.6%) (5.9%) Pretax Return on Assets 5.5% 2.6% 3.1% 0.9% Quarter Ended Twelve Months Ended

(1) According to Experian Automotive Other National Industry Players » Santander Consumer USA » Exeter Finance Corp » Global Lending Services » Westlake Financial » Credit Acceptance Corp. » GM Financial – Americredit » Capital One » Wells Fargo U.S Market for Auto Finance » $1.3 trillion auto loans outstanding at Q4 2021 (1) » Approximately 37% of auto financings in Q4 2021 were below prime (FICO < 661) (1) » Historically fragmented market » Few dominant players » Significant barriers to entry

» Contracts purchased in six months ended June 30, 2022 - $958.1 million » Contracts purchased from dealers in 47 states » Diverse geographic market penetration Factory Franchised , 79% Independent , 21% 10% 9% 3% Originating Dealer Type 8% 4% 5% 5% 2% 4% 2% 2%

» Since inception through June 30, 2022, the Company has originated approximately $19.1 billion in contracts » 2022 Q2 volume was 33.7% greater than the first quarter of 2022 and nearly double the volume from the second quarter of 2021 $958 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 ($ in millions) Six Months Ended June 30, 2022

$2,555 $0 $500 $1,000 $1,500 $2,000 $2,500 ($ in millions)

(1) Under the CPS programs for contracts purchased for the six months ended June 30, 2022 » 11% New » 12% Certified Pre - Owned » 77% Pre - owned » 47% Domestic » 53% Imports Primarily late model, pre - owned vehicles 0% 4% 8% 12% 16% 20% 24% 28% Model Years of Current Year Production

» CPS’s proprietary scoring models and risk - adjusted pricing result in program offerings covering a wide band of the sub - prime credit spectrum Program (1) Avg. Yield (2) Avg. Amount Financed Avg. Annual Household Income Avg. Time on Job (years) Avg. FICO % of Purchases Meta 8.54% $27,029 $95,111 9.7 672 4% Preferred 10.67% $28,034 $90,778 7.5 609 14% Super Alpha 13.37% $27,680 $80,429 5.9 579 26% Alpha Plus 15.89% $24,919 $73,281 4.6 575 11% Alpha 18.42% $22,507 $61,558 3.9 576 26% Standard 21.89% $18,399 $56,154 2.9 579 12% Mercury / Delta 23.63% $17,339 $55,265 3.1 563 4% First Time Buyer 23.39% $16,000 $46,466 2.3 566 3% Overall 16.13% $23,484 $69,636 4.7 584 100% (1) Under the CPS programs for contracts purchased for the six months ended June 30, 2022. (2) Contract APR as adjusted for fees charged (or paid) to dealer.

(1) Under the CPS programs for contracts purchased for the six months ended June 30, 2022. • Average age 42 years • Average time in job 5 years • Average time in residence 6 years • Average credit history 11 years • Average household income $69,636 per year • Percentage of homeowners 24% Borrower : • Average amount financed $23,484 • Weighted average monthly payment $571 • Weighted average term 70 months • Weighted average contract APR 16.1% • Weighted average LTV 121.4% Contract:

Contract Originations » Centralized contract originations at Irvine HQ » Maximizes control and efficiencies » Certain functions performed at Florida and Nevada offices » Proprietary auto - decisioning system » Makes initial credit decision on over 99% of incoming applications » Decision inputs include deal structure, credit history and proprietary scorecard » Pre - funding verification of employment, income and residency » Protects against potential fraud Servicing » Geographically dispersed servicing centers enhance coverage and staffing flexibility and drive portfolio performance » Early contact on past due accounts; commencing as early as first day after due date; self - cure analytics leverages workforce » Integrated customer contact system coordinates phone, text, chat, email and IVR activity. » Workloads allocated based on specialization and behavioral scorecards, for efficiency and focus

» $400 million in interim funding capacity through two credit facilities » $200 million with Citibank; revolves to July 2024, due in July 2025 » $200 million with Ares; revolves to January 24, due in January 2028 » Regular issuer of asset - backed securities, providing long - term matched funding » $17.1 billion in 94 deals from 1994 through August 2022. » Completed 44 senior subordinated securitizations since the beginning of 2011. » In the April 2022 transaction, sold five tranches of rated bonds from triple “A” down to double “B” with a blended coupon of 4.83%. » In the August 2022 transaction, sold five tranches of rated bonds from triple “A” down to double “B” with a blended coupon of 6.02%. » As of June 30, 2022, total corporate debt of $27.2 million in subordinated unsecured retail notes. » Completed $50 million residual financing in June 2021.

» Average of quarterly vintage cumulative net losses as of March 31, 2022 » Improved credit performance of more recent vintages 2015 2016 2017 2018 2019 2020 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 55 58 61 64 2015 2016 2017 2018 2019 2020 Since 2016, each succussive annual vintage is trending to lower cumulative net losses than the preceding annual vintage.

(1) Numbers may not add due to rounding. ($ in millions) June 30, 2022 December 31, 2021 December 31, 2020 December 31, 2019 Assets Cash 11.3$ 29.9$ 13.5$ 5.3$ Restricted cash 157.0 146.6 130.7 135.5 Finance receivables, net of allowance 113.3 176.2 411.3 885.9 Finance receivables, measured at fair value 2,174.1 1,749.1 1,523.7 1,444.0 Deferred tax assets, net 17.5 19.6 28.5 15.5 Other assets 27.1 38.2 38.2 53.0 2,500.4$ 2,159.6$ 2,145.9$ 2,539.2$ Liabilities Accounts payable and accrued expenses 62.4$ 43.6$ 43.1$ 47.1$ Warehouse lines of credit 228.9 105.6 119.0 134.8 Residual interest financing 49.5 53.7 25.4 39.5 Securitization trust debt 1,934.2 1,760.0 1,803.7 2,097.7 Subordinated renewable notes 27.2 26.5 21.3 17.5 2,302.2 1,989.4 2,012.5 2,336.6 Shareholders' equity 198.3 170.2 133.4 202.6 2,500.4$ 2,159.6$ 2,145.9$ 2,539.2$

(1) Numbers may not add due to rounding. (2) Includes $8.8 million tax benefit in 2020. ($ in millions) June 30, 2022 June 30, 2021 December 31, 2021 December 31, 2020 December 31, 2019 Revenues Interest income 75.7$ 65.4$ 266.3$ 295.0$ 337.1$ Mark to finance receivables at fair value 4.7 - (4.4) (29.5) - Other income 1.6 1.3 6.0 5.7 8.7 82.0 66.8 267.8 271.2 345.8 Expenses Employee costs 20.6 19.4 80.5 80.2 80.9 General and administrative 16.4 14.5 60.9 55.4 59.4 Interest 18.8 19.0 75.2 101.3 110.5 Provision for credit losses (8.0) - (14.6) 14.1 85.8 47.8 52.9 202.1 251.0 336.6 Pretax income 34.2 13.9 65.7 20.1 9.2 Income tax expense (benefit) (2) 8.9 4.2 18.2 (1.6) 3.8 Net income 25.3$ 9.7$ 47.5$ 21.7$ 5.4$ EPS (fully diluted) 0.91$ 0.39$ 1.84$ 0.90$ 0.22$ Years EndedSix Months Ended

(1) Revenues less interest expense and provision for credit losses. (2) Total expenses less provision for credit losses and interest expense. (3) Equal to annualized pretax income as a percentage of the average managed portfolio. ($ in millions) June 30, 2022 June 30, 2021 December 31, 2021 December 31, 2020 December 31, 2019 Auto contract purchases 548.1$ 286.0$ 1,146.3$ 742.6$ 1,002.8$ Total managed portfolio 2,554.9$ 2,115.6$ 2,209.4$ 2,175.0$ 2,416.0$ Risk-adjusted margin (1) 71.3$ 47.8$ 207.2$ 155.7$ 149.5$ Core operating expenses (2) $ amount 37.0$ 33.9$ 141.4$ 135.6$ 140.3$ % of avg. managed portfolio 6.0% 6.4% 6.6% 5.9% 5.8% Pretax return on managed assets (3) 5.5% 2.6% 3.1% 0.9% 0.4% Total delinquencies and repo inventory (30+ days past due) As a % of total owned portfolio 9.7% 8.3% 10.5% 12.1% 15.5% Annualized net charge-offs As a % of total owned portfolio 3.6% 2.8% 4.7% 6.5% 8.0% Six Months Ended Years Ended

» CPS has weathered multiple industry cycles to remain one of the few independent public auto finance companies » Forty - three consecutive quarters of pre - tax profits » Attractive industry fundamentals with fewer large competitors than last cycle » Consistent credit performance » Opportunistic, successful acquisitions » Stable senior management team averaging 20 years of experience owns significant equity

 Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission‘s EDGAR search page www.sec.gov/edgar/searchedgar/companysearch.html using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described in Item 1A, “Risk Factors," of CPS’s most recent annual report on Form 10 - K and subsequent reports on Form 10 - Q, which reports are on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference.

 Forward - looking statements in this presentation include the Company's recorded figures representing allowances for remaining expected lifetime credit losses, its markdown of carrying value for the portion of its portfolio accounted for at fair value, its charge to the provision for credit losses for the its legacy portfolio, its estimates of fair value (most significantly for its receivables accounted for at fair value), its entries offsetting the preceding, and figures derived from any of the preceding. In each case, such figures are forward - looking statements because they are dependent on the Company’s estimates of cash to be received and losses to be incurred in the future. The accuracy of such estimates may be adversely affected by various factors, which include (in addition to risks relating to the COVD - 19 pandemic and to the economy generally) the following: possible increased delinquencies; repossessions and losses on retail installment contracts; incorrect prepayment speed and/or discount rate assumptions; possible unavailability of qualified personnel, which could adversely affect the Company’s ability to service its portfolio; possible increases in the rate of consumer bankruptcy filings, which could adversely affect the Company’s rights to collect payments from its portfolio; other changes in government regulations affecting consumer credit; possible declines in the market price for used vehicles, which could adversely affect the Company’s realization upon repossessed vehicles; and economic conditions in geographic areas in which the Company's business is concentrated. The accuracy of such estimates may also be affected by the effects of the COVID - 19 pandemic and of governmental responses to said pandemic, which have included prohibitions on certain means of enforcement of receivables, and may include additional restrictions, as yet unknown, in the future. Any or all of such factors also may affect the Company’s future financial results, as to which there can be no assurance. Any implication that past results or past consecutive earnings are indicative of future results or future earnings is disclaimed, and the reader should draw no such inference. Factors such as those identified above in relation to losses to be incurred in the future may affect future performance.